UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 1, 2006
Community Bank System, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13695	16-1213679

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5790 Widewaters Parkway, DeWitt, New York	13214

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (315) 445-2282

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events
Item 8.01 Other Events.
On December 1, 2006, Community Bank System, Inc. (the “Company”) completed its acquisition of ONB Corporation, the parent of Ontario National Bank, as contemplated by the Agreement and Plan of Merger, dated as of August 2, 2006, by and among the Company, Seneca Acquisition Corp. and ONB Corporation.
Further details are contained in the press release attached hereto as Exhibit 99.1.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
     The following Exhibit is filed as an exhibit to this Form 8-K.

Exhibit No.	Description

99.1	Press Release, dated December 4, 2006, announcing the completion of the merger with ONB Corporation.
SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Community Bank System, Inc.
By:	/s/ Mark E. Tryniski
	Name:	Mark E. Tryniski
	Title:	President and Chief Executive Officer

Dated: December 5, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated December 4, 2006, announcing the completion of the merger with ONB Corporation.